AQUILA ROCKY MOUNTAIN EQUITY FUND
Supplement to the Prospectus dated April 30, 2010
as Previously Supplemented June 14, 2010

After extensive review, the Board of Trustees and the Manager have determined that it would be in the best interests of  Aquila Rocky Mountain Equity Fund (the “Fund”) and its shareholders to change the orientation of the Fund, to modify the current Investment Advisory and Administration Agreement with Aquila Investment Management LLC (“AIM”) and to arrange for AIM to employ Three Peaks Capital Management, LLC (“TPCM”) as sub-adviser to manage the Fund’s portfolio and to make certain other changes.

The current geographically focused investment strategy of the Fund has demonstrated only limited appeal to investors, such that the Fund has not grown to a size that would enable recognition of economies of scale.

The Fund’s objective would continue to be capital appreciation. The Trustees and Management believe that by implementing the TPCM investment process to identify and invest in the equity securities of companies located throughout the U.S. and if appropriate overseas, the Fund might appeal to a broader audience of investors, experience possible asset growth, and thereby possibly recognize economies of scale.

The Fund’s fundamental policies are proposed to be changed so that it could pursue its investment objective by principally investing, under normal circumstances, at least 70% of its net assets in equity securities with the potential for capital appreciation.  Warrants, convertible bonds and preferred stock would be considered equity securities for purposes of the equity allocation.

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The Fund would invest in common stocks that could be described as “growth” or “value” or both.  The Fund would invest in a range of stock market capitalizations that could include small-cap, mid-cap, and large-cap.

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The Fund might, from time to time, hold as much as 30% of its net assets in certain fixed-income securities, including lower-quality corporate debt securities (often referred to as high yield or “junk” bonds).  Other debt instruments such as zero coupon bonds or PIK (pay-in-kind) bonds could be included in the fixed-income allocation.

•	The Fund would limit exposure to international/emerging market debt and/or equity to no more than 15% of the Fund’s net asset value.

•	If suitable investments as described above could not be found, the Fund’s assets could be held in cash.

•	There is no assurance that the Fund would achieve its investment objective.

AIM, the Manager, would continue to be the Fund’s investment adviser under a new Advisory and Administration Agreement. As proposed, investment advisory duties, including portfolio management, would be delegated to TPCM, under a new Sub-Advisory Agreement.

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TPCM is a registered investment adviser located in Castle Rock, CO.  TPCM was established in 2003 and currently manages over $1 billion in private client and mutual fund assets.  The firm is also Sub-Adviser to Aquila Three Peaks High Income Fund, one of the Aquila Group of Funds, which was launched in 2006 and as of May 31, 2010 had $273,441,626 in assets.  TPCM initially provided only fixed income investment management services to its clientele.  TPCM began introducing its equity strategies to a limited number of its clients in early 2008.

•	Sandy Rufenacht, TPCM’s founder, and Brent Olson would serve as co-portfolio managers of the Fund.

It is also proposed to change the Fund’s Distribution Plan to allow payments with respect to Class A Shares to be increased from 0.25 of 1% to 0.30 of 1% of net assets allocable to Class A Shares.

Implementation of these changes requires shareholder approval at a meeting currently scheduled to be held in September, 2010. A proxy statement is being filed with the Securities and Exchange Commission (“SEC”) and is expected to be mailed to shareholders on or about July 20, 2010. Copies of the proxy statement may thereafter be obtained without charge from the Fund’s Distributor, Aquila Distributors, Inc., 380 Madison Avenue, Suite 2300, New York, NY 10017 upon written request to the Distributor, at the above address, or by calling 800-437-1020 toll-free or 212-697-6666. The proxy statement will also be available on the Fund’s website www.aquilafunds.com at the time of the proxy statement mailing.

The Fund will also file with the SEC an amendment to its current registration statement containing a new prospectus and statement of additional information. The amendment will become effective if the shareholders approve the above changes.

If the proposed changes are approved by the shareholders, the Board of Trustees has approved a change of the Fund’s name to Aquila Three Peaks Opportunity Growth Fund.

Implementation of the changes will require a realignment of the Fund’s current portfolio; this will likely involve the sale of a significant portion of the Fund’s current holdings. Although it is not possible to predict the tax effects of such transactions at this time, it is possible that substantial capital gains may be realized and distributed to shareholders.

Effective immediately, sales of shares of the Fund are suspended, except for purchases by current shareholders. Upon consideration and approval by shareholders of the changes noted above, it is the Fund’s intention to re-open sales of the Fund, to allow purchases by both current and new shareholders.

The date of this supplement is June 15, 2010